UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2018

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector
Suite 450
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition

On October 30, 2018, Piedmont Office Realty Trust, Inc. (the “Registrant”) issued a press release announcing its financial results for the third quarter 2018, and published supplemental information for the third quarter 2018 to its website. The press release and the supplemental information are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(c)    On October 30, 2018, the Board of Directors of the Registrant promoted the Chief Investment Officer of the Registrant, C. Brent Smith, to President and Chief Investment Officer. Mr. Smith, 43, has served as Chief Investment Officer since 2016 as well as Executive Vice President of the Northeast Region since 2015. In his regional role, Mr. Smith is responsible for all leasing, asset management, acquisition, disposition and development activity for the Registrant’s approximately three million square foot Boston and New York/New Jersey portfolio. In addition to these responsibilities, as Chief Investment Officer he also focuses on capital market transactions across the Registrant’s entire portfolio. Prior to joining the Registrant in 2012, Mr. Smith served as an Executive Director with Morgan Stanley in the Real Estate Investment Banking division advising a wide range of public and private real estate clients. He brings almost 15 years of corporate- and property-level real estate acquisitions experience in both North America and Asia.
Mr. Smith’s compensation is described in the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2018.
Donald A. Miller, who has served as the Chief Executive Officer, President, and a member of the Board of Directors of the Registrant since 2007, will continue to serve as Chief Executive Officer and a member of the Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated October 30, 2018.

99.2	Piedmont Office Realty Trust, Inc. Quarterly Supplemental Information for the Third Quarter 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Dated:	October 30, 2018	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President